Exhibit 21.1
Subsidiaries of FS Credit Real Estate Income Trust, Inc.

Name of Subsidiary	State of Incorporation or Organization
FS CREIT 7 Bushwick Place LLC	Delaware
FS CREIT 555 Aviation LLC	Delaware
FS CREIT Campus 56 LLC	California
FS CREIT Cerise LLC	Delaware
FS CREIT Consolidated LLC	Delaware
FS CREIT Cottonmill LLC	California
FS CREIT Cousteau LLC	Delaware
FS CREIT Davis LLC	California
FS CREIT Equity Investments LLC	Delaware
FS CREIT Equity TRS LLC	Delaware
FS CREIT Finance Blue LLC	Delaware
FS CREIT Finance BMO-1 LLC	Delaware
FS CREIT Finance CB-1 LLC	Delaware
FS CREIT Finance GS-1 LLC	Delaware
FS CREIT Finance Holdings LLC	Delaware
FS CREIT Finance MM-1 LLC	Delaware
FS CREIT Finance MS-1 LLC	Delaware
FS CREIT Finance NTX-1 LLC	Delaware
FS CREIT Finance WF-1 LLC	Delaware
FS CREIT Finance WF-2 LLC	Delaware
FS CREIT Investments HRR, LLC	Delaware
FS CREIT Investments LLC	Delaware
FS CREIT Originator LLC	Delaware
FS CREIT Originator Parent LLC	Delaware
FS CREIT Pin Hook LLC	Tennessee
FS Investments Rego Park LLC	Delaware
FS OD 1 LLC	Delaware
FS OD 2 LLC	Delaware
FS OD 3 LLC	Delaware
FS Rialto Campus 56 LLC	Delaware
FS Rialto EII LLC	Delaware
FS Rialto QI LLC	Delaware
FS Rialto Sub-REIT LLC	Delaware
FS Rialto 2025-FL10 Issuer, LLC	Delaware
FS Rialto 2025-FL10 Holder, LLC	Delaware
FS Rialto 2024-FL9 Issuer, LLC	Delaware
FS Rialto 2024-FL9 Holder, LLC	Delaware
FS Rialto 2022-FL4 Holder, LLC	Delaware
FS Rialto 2022-FL4 Issuer, LLC	Delaware
FS Rialto 2021-FL3 Holder, LLC	Delaware
FS Rialto 2021-FL3 Issuer, Ltd.	Cayman Islands
FS Rialto 2021-FL3 Issuer, LLC	Delaware
FS Rialto 2021-FL2 Holder, LLC	Delaware
FS Rialto 2021-FL2 Issuer, Ltd.	Cayman Islands
FS Rialto 2021-FL2 Co-Issuer, LLC	Delaware

FS CREIT Finance BB-1 LLC	Delaware
FS Investments SC Industrial LLC	Delaware
FS Investments Las Colinas LLC	Delaware
FS Investments OPDR Mezz LLC	Delaware
FS Investments Park Central Mezz LLC	Delaware
FS Investments Industrial Portfolio Mezz LLC	Delaware
FS Investments Berkeley Mezz LLC	California
FS CREIT 8378 Melrose LLC	California
FS CREIT 198 Utah LLC	California
FS CREIT Lawrence LLC	California
FS CREIT North Town LLC	California
FS CREIT Plaza Mexico LLC	California
FS CREIT Santa Barbara Portfolio LLC	California
FS CREIT Berkeley LLC	California
FS CREIT College Ave LLC	California
FS CREIT Industrial Portfolio LLC	California
FS Rialto Copper Creek LLC	Texas
FS Rialto Pacific Building	Delaware
FS CREIT 360 Huguenot LLC	Delaware
FS CREIT Parkway Vista Mezz LLC	Delaware
FS CREIT Parkway Vista LLC	Delaware
RSS FSRIAL 2021-FL2 TX TNC, LLC	Texas
FS Rialto 2026-FL11 Issuer, LLC	Delaware
FS Rialto 2026-FL11 Holder, LLC	Delaware
FS CREIT Finance CO-1 LLC	Delaware
FS CREIT Finance JP-1 LLC	Delaware
FS Eastwyck Circle LLC	Georgia
FS CREIT Windsor LLC	Delaware
FS Rialto Sub-REIT Finance Holdings LLC	Delaware
FS Rialto Sub-REIT MM-1 LLC	Delaware
RSS FSRIA2021-FL2 - GA 3MV, LLC	Georgia
RSS FSRIA2021-FL2 - PA UP, LLC	Pennsylvania